UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2025
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Owens Corning
(Exact name of registrant as specified in its charter)
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DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway
Toledo,	Ohio	43659
(Address of principal executive offices)		(Zip Code)
419-248-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

Unaudited Financial Information Recast for Changes in Segments

As previously disclosed, on February 13, 2025, Owens Corning (the "Company") entered into a definitive agreement (the "Agreement") for the sale of its glass reinforcements business ("GR Business"). Consequently, as previously disclosed, beginning with the Quarterly Report on Form 10-Q for the period ended March 31, 2025 (the "First Quarter 2025 10-Q"), the GR Business’s financial results will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented. Effective January 1, 2025, due to a strategic shift in how the Company manages its business as a result of the Agreement, the Company reorganized its reportable segments to align to the new operating and management structure. The Company now has three reportable segments: Roofing, Insulation and Doors. The Company's vertically integrated glass non-wovens business that supports the Company’s Roofing business and other building products customers, along with its structural lumber business, were integrated into the Roofing business segment. Two glass melting plants, which make fiber for the non-wovens business, were integrated into the Insulation segment. The Company will begin reporting its financial results based on these segment changes with the filing of its First Quarter 2025 10-Q, with prior periods adjusted accordingly.

Because the operating results of the new segments for prior 2024 periods will not be reported until the Quarterly Report on Form 10-Q is filed for each quarter of 2025 and the Annual Report on Form 10-K for the year ending December 31, 2025, management desires to provide more timely information to investors to enhance understanding of the operating performance of the Company's reorganized segments. Therefore, Exhibit 99.1 to this Current Report on Form 8-K presents selected quarterly and annual unaudited financial information recast for changes in segments for the year ended December 31, 2024 to supplement financial disclosures included in the Company's previously filed reports and to recast previously disclosed segment financial information under the new reporting structure. The recast of the previous segment financial information is not a restatement of previous financial statements and does not affect the Company's consolidated reported net income, earnings per share, operating income, or total assets or liabilities for any of the previously reported periods. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Financial Information Recast for Changes in Segments
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

May 5, 2025	By:	/s/ Todd W. Fister
Todd W. Fister
Executive Vice President and Chief Financial Officer